UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 6, 2005

Fulton Bancshares Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	33-85626	25-1598464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Lincoln Way East, McConnellsburg, Pennsylvania		17233
(Address of principal executive offices)		(Zip Code)

(717) 485-3144

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FULTON BANCSHARES CORPORATION

CURRENT REPORT ON FORM 8-K

ITEM. 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 6, 2005, the Board of Directors of Fulton Bancshares Corporation (“Corporation”) received notice of Mr. David W. Cathell’s resignation as the Chief Financial Officer of the Corporation and The Fulton County National Bank & Trust Company (“Bank”). Mr. Cathell resigned due to personal reason not associated with the Bank or the Corporation.  The Bank has begun a search for Mr. Cathell’s replacement.

George W. Millward, will continue to act as the Interim President and Chief Executive Officer of the Bank and the Corporation.

The Board of Directors and the Corporation’s and Bank’s staff remain committed to their customers, shareholders, personnel, and the community.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FULTON BANCSHARES CORPORATION.

Date: September 9, 2005	By:	/s/ George W. Millward
Title: Interim President and Chief Executive Officer